Exhibit 10.9

Letter of Consent

I, Song Wenjing (Citizen of the People’s Republic of China; ID Card No: [                ]), am the lawful spouse of Sha Yunlong (Citizen of the People’s Republic of China; ID Card No: [                ]), and now hereby provide this Letter of Consent unconditionally and irrevocably as follows with respect to the equity of Puxin Education Technology Group Co., Ltd (the “Company”) held by Sha Yunlong:

I am informed that:

(1) The entire equity held by Sha Yunlong in the Company will be settled in accordance with the Exclusive Call Option Agreement dated DDMMYY, the Equity Pledge Agreement dated DDMMYY and the Exclusive Management Services and Business Cooperation Agreement dated DDMMYY signed by Sha Yunlong, the Company, other shareholders of the Company and Purong (Beijing) Information Technology Co., Ltd. (“WFOE”). Such equity is under the control of WFOE;

(2) The entire equity held by Sha Yunlong in the Company will be settled in accordance with the Power of Attorney issued by Sha Yunlong to WFOE on DDMMYY.

I confirm that I am aware of and agree to the signing of the aforesaid Exclusive Call Option Agreement, Equity Pledge Agreement, Exclusive Management Services and Business Cooperation Agreement and Power of Attorney (hereinafter collectively referred to as the “Transaction Documents”) by Sha Yunlong and the disposal of the corresponding equity of the Company in accordance with the requirements of the Transaction Documents. I undertake neither to take any action at any time to hinder the disposal of the above equity, nor to claim any rights in regard to the above equity, including but not limited to claiming that the above equity of the Company is attributed to me and Sha Yunlong as common property of husband and wife.

I further confirm that Sha Yunlong needs no further authorization or consent from me for the fulfillment of all the above Transaction Documents and the further modification or termination of any of the Transaction Documents. I undertake to sign all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are properly implemented.

I agree and undertake that I shall be bound by the Transaction Documents (as amended from time to time) and subject to the obligations under the Transaction Documents (as amended from time to time) as a shareholder of the Company if I, for any reason, have acquired any equity of the Company, and for this purpose, under the request of WFOE, I shall sign a series of written documents with basically the same format and content as the Transaction Documents (as amended from time to time). I further undertake and guarantee that I shall in no circumstances, whether directly or indirectly, proactively or passively, take any action or make any claim or litigation with a contradicting intention against the above arrangements.

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(This page is the signature page of the Letter of Consent)

Song Wenjing

Signature: /s/ Song Wenjing

Date: February 5, 2018

Letter of Consent

I, Wang Lulu (Citizen of the People’s Republic of China; ID Card No.: [                ]), am the lawful spouse of Gao Liang (Citizen of the People’s Republic of China; ID Card No.:), and now hereby provide this Letter of Consent unconditionally and irrevocably as follows with respect to the equity of Puxin Education Technology Group Co., Ltd (the “Company”) held by Gao Liang:

I am aware that:

(1) The entire equity held by Gao Liang in the Company will be settled in accordance with the Exclusive Call Option Agreement dated DDMMYY, the Equity Pledge Agreement dated DDMMYY and the Exclusive Management Services and Business Cooperation Agreement dated DDMMYY signed by Gao Liang, the Company, other shareholders of the Company and Purong (Beijing) Information Technology Co., Ltd. (“WFOE”). Such equity is under the control of WFOE; and

(2) The entire equity held by Gao Liang in the Company will be settled in accordance with the Power of Attorney issued by Gao Liang to WFOE on DDMMYY.

I confirm that I am aware of and agree to the signing of the aforesaid Exclusive Call Option Agreement, Equity Pledge Agreement, Exclusive Management Services and Business Cooperation Agreement and Power of Attorney (hereinafter collectively referred to as the “Transaction Documents”) by Gao Liang and the disposal of the corresponding equity of the Company in accordance with the requirements of the Transaction Documents. I undertake neither to take any action at any time to hinder the disposal of the above equity, nor to claim any rights in regard to the above equity, including but not limited to claiming that the above equity of the Company is attributed to me and Gao Liang as common property of by husband and wife.

I further confirm that Gao Liang needs no further authorization or consent from me for the fulfillment of all the above Transaction Documents and the further modification or termination of any of the Transaction Documents. I undertake to sign all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are properly implemented.

I agree and undertake that I shall be bound by the Transaction Documents (as amended from time to time) and subject to the obligations under the Transaction Documents (as amended from time to time) as a shareholder of the Company if I, for any reason, have acquired any equity of the Company, and for this purpose, under the request of WFOE, I shall sign a series of written documents with basically the same format and content as the Transaction Documents (as amended from time to time). I further undertake and guarantee that I shall in no circumstances, whether directly or indirectly, proactively or passively, take any action or make any claim or litigation with a contradicting intention against the above arrangements.

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(This page is the signature page of the Letter of Consent)

Wang Lulu

Signature: /s/ Wang Lulu

Date: February 5, 2018

Letter of Consent

I, Yuki Torii (passport number of [                ]), am the lawful spouse of Li Gang (Citizen of the People’s Republic of China; ID Card No.: [                ]), and now hereby provide this Letter of Consent unconditionally and irrevocably as follows with respect to the equity of Puxin Education Technology Group Co., Ltd (the “Company”) held by Li Gang:

I am aware that:

(1) The entire equity held by Li Gang in the Company will be settled in accordance with the Exclusive Call Option Agreement dated DDMMYY, the Equity Pledge Agreement dated DDMMYY and the Exclusive Management Services and Business Cooperation Agreement dated DDMMYY signed by Li Gang, the Company, other shareholders of the Company and Purong (Beijing) Information Technology Co., Ltd. (“WFOE”). Such equity is under the control of WFOE; and

(2) The entire equity held by Li Gang in the Company will be settled in accordance with the Power of Attorney issued by Li Gang to WFOE on DDMMYY.

I confirm that I am aware of and agree to the signing of the aforesaid Exclusive Call Option Agreement, Equity Pledge Agreement, Exclusive Management Services and Business Cooperation Agreement and Power of Attorney (hereinafter collectively referred to as the “Transaction Documents”) by Li Gang and the disposal of the corresponding equity of the Company in accordance with the requirements of the Transaction Documents. I undertake neither to take any action at any time to hinder the disposal of the above equity, nor to claim any rights in regard to the above equity, including but not limited to claiming that the above equity of the Company is attributed to me and Li Gang as common property of husband and wife.

I further confirm that Li Gang needs no further authorization or consent from me for the fulfillment of all the above Transaction Documents and the further modification or termination of any of the Transaction Documents. I undertake to sign all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are properly implemented.

I agree and undertake that I shall be bound by the Transaction Documents (as amended from time to time) and subject to the obligations under the Transaction Documents (as amended from time to time) as a shareholder of the Company if I, for any reason, have acquired any equity of the Company, and for this purpose, under the request of WFOE, I shall sign a series of written documents with basically the same format and content as the Transaction Documents (as amended from time to time). I further undertake and guarantee that I shall in no circumstances, whether directly or indirectly, proactively or passively, take any action or make any claim or litigation with a contradicting intention against the above arrangements.

[The remainder of this page is intentionally left blank]

(This page is the signature page of the Letter of Consent)

Yuki Torii

Signature: /s/ Yuki Torii

Date: February 5, 2018

Letter of Consent

I, Li Ang (Citizen of the People’s Republic of China; ID Card No.: [                ]), am the lawful spouse of Xiao Yun (Citizen of the People’s Republic of China; ID Card No.: [                ]), and now hereby provide this Letter of Consent unconditionally and irrevocably as follows with respect to the equity of Puxin Education Technology Group Co., Ltd (the “Company”) held by Xiao Yun:

I am aware that:

(1) The entire equity held by Xiao Yun in the Company will be settled in accordance with the Exclusive Call Option Agreement dated DDMMYY, the Equity Pledge Agreement dated DDMMYY and the Exclusive Management Services and Business Cooperation Agreement dated DDMMYY signed by Xiao Yun, the Company, other shareholders of the Company and Purong (Beijing) Information Technology Co., Ltd. (“WFOE”). Such equity is under the control of WFOE; and

(2) The entire equity held by Xiao Yun in the Company will be settled in accordance with the Power of Attorney issued by Xiao Yun to WFOE on DDMMYY.

I confirm that I am aware of and agree to the signing of the aforesaid Exclusive Call Option Agreement, Equity Pledge Agreement, Exclusive Management Services and Business Cooperation Agreement and Power of Attorney (hereinafter collectively referred to as the “Transaction Documents”) by Xiao Yun and the disposal of the corresponding equity of the Company in accordance with the requirements of the Transaction Documents. I undertake neither to take any action at any time to hinder the disposal of the above equity, nor to claim any rights in regard to the above equity, including but not limited to claiming that the above equity of the Company is attributed to me and Xiao Yun as common property of by husband and wife.

I further confirm that Xiao Yun needs no further authorization or consent from me for the fulfillment of all the above Transaction Documents and the further modification or termination of any of the Transaction Documents. I undertake to sign all necessary documents and take all necessary actions to ensure that the Transaction Documents (as amended from time to time) are properly implemented.

I agree and undertake that I shall be bound by the Transaction Documents (as amended from time to time) and subject to the obligations under the Transaction Documents (as amended from time to time) as a shareholder of the Company if I, for any reason, have acquired any equity of the Company, and for this purpose, under the request of WFOE, I shall sign a series of written documents with basically the same format and content as the Transaction Documents (as amended from time to time). I further undertake and guarantee that I shall in no circumstances, whether directly or indirectly, proactively or passively, take any action or make any claim or litigation with a contradicting intention against the above arrangements.

[The remainder of this page is intentionally left blank]

(This page is the signature page of the Letter of Consent)

Li Ang

Signature: /s/ Li Ang

Date: February 5, 2018